 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1998

                                                     REGISTRATION NO. 333-61515
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 4
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                         FOX ENTERTAINMENT GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

         DELAWARE                    4833                    95-4066193
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
       JURISDICTION               INDUSTRIAL            IDENTIFICATION NO.)
   OF INCORPORATION OR       CLASSIFICATION CODE
      ORGANIZATION)                NUMBER)

                          1211 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10036
                                (212) 852-7111
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            ARTHUR M. SISKIND, ESQ.
              SENIOR EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                         FOX ENTERTAINMENT GROUP, INC.
                          1211 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10036
                                (212) 852-7111
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
         JEFFREY W. RUBIN, ESQ.                VINCENT J. PISANO, ESQ.
          STEPHEN H. KAY, ESQ.         SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
     SQUADRON, ELLENOFF, PLESENT &                919 THIRD AVENUE
            SHEINFELD, LLP                    NEW YORK, NEW YORK 10022
           551 FIFTH AVENUE                        (212) 735-3000
       NEW YORK, NEW YORK 10176
            (212) 661-6500

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


                             EXPLANATORY NOTE

  This Amendment No. 4 to the Form S-1 Registration Statement of Fox Entertainment Group, Inc. contains only certain exhibits which had previously been designated in the Exhibit Index as to be filed by amendment. This Amendment No. 4 contains Exhibit Nos. 1.1, 1.2, 3.1, 3.2, 4.1, 10.21, 10.29,
10.31, 10.32 and 21.1.

                                SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON NOVEMBER 4, 1998.

                                          Fox Entertainment Group, Inc.

                                                /s/ Arthur M. Siskind

                                          By: ____________________________

                                                 ARTHUR M. SISKIND

  IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES STATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                 *                   Chairman and Chief Executive   November 4, 1998
____________________________________  Officer (Principal
         K. RUPERT MURDOCH            Executive Officer) and
                                      Director

                 *                   Chief Financial Officer        November 4, 1998
____________________________________  (Principal Financial and
           DAVID F. DEVOE             Accounting Officer) and
                                      Director

       /s/ Arthur M. Siskind         Director                       November 4, 1998
____________________________________
         ARTHUR M. SISKIND

                 *                   Director                       November 4, 1998
____________________________________
           PETER CHERNIN

                 *                   Director                       November 4, 1998
____________________________________
            CHASE CAREY

    /s/ Arthur M. Siskind

*By: _____________________

     AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

                                                                   PAGE NUMBER
                                                      EXHIBIT NO.       IN
                                                      IN DOCUMENT  SEQUENTIALLY
    EXHIBIT                                           INCORPORATED   NUMBERED
     NO.      DESCRIPTION                             BY REFERENCE   DOCUMENT
    -------   -----------                             ------------ ------------
     1.1      Form of the U.S. Purchase Agreement
     1.2      Form of International Purchase Agree-
              ment
     3.1      Form of Restated Certificate of In-
              corporation of the Company
     3.2      Form of By-Laws of the Company
     4.1      Specimen Certificate for Shares of
              Class A Common Stock of the Company
     5.1      Opinion of Squadron, Ellenoff,
              Plesent & Sheinfeld, LLP*
    10.1      Indenture, dated as of January 28,
              1993, by and among News America Hold-
              ings Incorporated, the guarantors
              named therein and State Street Bank
              and Trust Company (as successor to
              The First National Bank of Boston),
              as Trustee, with respect to senior
              debt securities                             2(/1/)
    10.2      First Supplemental Indenture, dated
              as of March 24, 1993, by and among
              News America Holdings Incorporated,
              the guarantors named therein and
              State Street Bank and Trust Company
              (as successor to The First National
              Bank of Boston), as Trustee, with re-
              spect to senior debt securities             2(/2/)
    10.3      Second Supplemental Indenture, dated
              as of April 8, 1993, by and among
              News America Holdings Incorporated,
              the guarantors named therein and
              State Street Bank and Trust Company
              (as successor to The First National
              Bank of Boston), as Trustee, with re-
              spect to senior debt securities             3(/2/)
    10.4      Third Supplemental Indenture, dated
              as of May 20, 1993, by and among News
              America Holdings Incorporated, the
              guarantors named therein and State
              Street Bank and Trust Company (as
              successor to The First National Bank
              of Boston), as Trustee, with respect
              to senior debt securities                 4.7(/3/)
    10.5      Fourth Supplemental Indenture, dated
              as of May 28, 1993, by and among News
              America Holdings Incorporated, the
              guarantors named therein and State
              Street Bank and Trust Company (as
              successor to The First National Bank
              of Boston), as Trustee, with respect
              to senior debt securities                 4.8(/3/)
    10.6      Fifth Supplemental Indenture, dated
              as of July 21, 1993, by and among
              News America Holdings Incorporated,
              the guarantors named therein and
              State Street Bank and Trust Company
              (as successor to The First National
              Bank of Boston), as Trustee, with re-
              spect to senior debt securities           4.6(/4/)
    10.7      Form of Sixth Supplemental Indenture,
              dated as of January 25, 1994, by and
              among News America Holdings Incorpo-
              rated, the guarantors named therein
              and State Street Bank and Trust Com-
              pany (as successor to The First Na-
              tional Bank of Boston), as Trustee,
              with respect to senior debt securi-
              ties                                      4.7(/5/)

                                                                   PAGE NUMBER
                                                      EXHIBIT NO.       IN
                                                      IN DOCUMENT  SEQUENTIALLY
    EXHIBIT                                           INCORPORATED   NUMBERED
     NO.      DESCRIPTION                             BY REFERENCE   DOCUMENT
    -------   -----------                             ------------ ------------
    10.8      Form of Seventh Supplemental
              Indenture, dated as of February 4,
              1994, by and among News America
              Holdings Incorporated, the guarantors
              named therein and State Street Bank
              and Trust Company (as successor to
              The First National Bank of Boston),
              as Trustee, with respect to senior
              debt securities                            4.8(/6/)
    10.9      Form of Eight Supplemental Indenture,
              dated as of May 12, 1994, by and
              among News America Holdings
              Incorporated, the guarantors named
              therein and State Street Bank and
              Trust Company (as successor to The
              First National Bank of Boston), as
              Trustee, with respect to senior debt
              securities                                 4.9(/6/)
    10.11     Form of Ninth Supplemental Indenture,
              dated as of July 27, 1995 by and
              among News America Holdings
              Incorporated, the guarantors named
              therein and State Street Bank and
              Trust Company (as successor to The
              First National Bank of Boston), as
              Trustee, with respect to senior debt
              securities                                4.10(/7/)
    10.12     Form of Indenture, dated as of March
              11, 1993 by and among News America
              Holdings Incorporated, the Guarantors
              named therein and The Bank of New
              York, as Trustee with respect to the
              Liquid Yield Option(TM) Notes
              ("LYONs") due March 11, 2013               4.1(/8/)
    10.13     First Supplemental Indenture, dated
              as of May 20, 1993, among News
              America Holdings Incorporated, the
              guarantors named therein and The Bank
              of New York, as Trustee, with respect
              to the LYONs                               4.2(/9/)
    10.14     Second Supplemental Indenture, dated
              as of July 21, 1993, among News
              America Holdings, the guarantors
              named therein and The Bank of New
              York, as Trustee, with respect to the
              LYONs                                      4.3(/9/)
    10.15     Form of Amended and Restated
              Indenture, dated as of March 24,
              1993, by and among News America
              Holdings Incorporated, the guarantors
              named therein and The Bank of New
              York, as Trustee, with respect to
              senior debt securities                    4.1(/10/)
    10.16     First Supplemental Indenture, dated
              as of May 20, 1993, by and among News
              America Holdings Incorporated, the
              guarantors named therein and The Bank
              of New York, as Trustee, with respect
              to senior debt securities                  4.2(/3/)
    10.17     Second Supplemental Indenture, dated
              as of May 28, 1993, by and among News
              America Holdings Incorporated, the
              guarantors named therein and The Bank
              of New York, as Trustee, with respect
              to senior debt securities                  4.3(/3/)
    10.18     Third Supplemental Indenture, dated
              as of July 21, 1993, by and among
              News America Holdings Incorporated,
              the guarantors named therein and The
              Bank of New York, as Trustee, with
              respect to senior debt securities        4.14(/11/)
    10.19     Fourth Supplemental Indenture, dated
              as of October 20, 1995, by and among
              News America Holdings Incorporated,
              the guarantors named therein and The
              Bank of New York, as Trustee, with
              respect to the senior debt securities    4.15(/11/)

                                                                   PAGE NUMBER
                                                      EXHIBIT NO.       IN
                                                      IN DOCUMENT  SEQUENTIALLY
    EXHIBIT                                          INCORPORATED    NUMBERED
     NO.      DESCRIPTION                            BY REFERENCE    DOCUMENT
    -------   -----------                            ------------  ------------
    10.20     Fifth Supplemental Indenture, dated
              as of January 8, 1998, by and among
              News America Incorporated, the guar-
              antors named therein and The Bank of
              New York, as Trustee, with respect
              to the senior debt securities              4.6(/12/)
    10.21     Composite Revolving Credit Agree-
              ment, dated as of May 19, 1993 (in-
              cluding amendments dated August 9,
              1993, September 14, 1993, May 12,
              1994, March 30, 1995, February 29,
              1996 and December 20, 1996) among
              News America Incorporated et al,
              several agents, managers and banks
    10.22     Indenture for the 5% Subordinated
              Discount Debentures, dated as of No-
              vember 12, 1996, among News America
              Holdings Incorporated, The News Cor-
              poration Limited, each of the Sub-
              sidiary Guarantors named therein and
              The Bank of New York, as Trustee          4(i)(/13/)
    10.23     Funding Agreement, dated as of June
              11, 1997 by and among The News
              Corporation Limited, News Publishing
              Australia Limited and Fox Kids
              Worldwide, Inc.                          10.33(/14/)
    10.24     Amended and Restated Strategic
              Stockholders Agreement, dated as of
              August 1, 1997, by and among Haim
              Saban, certain entities listed on
              Schedule A thereto, Fox Broadcasting
              Company, Fox Broadcasting Sub, Inc.
              and Allen & Company Incorporated          10.1(/14/)
    10.25     Agreement Regarding Ownership
              Interests, dated April 29, 1996, by
              and among Liberty Media Corporation,
              News America Holdings Incorporated,
              Fox Regional Sports Holdings, Inc.,
              LMC Newco U.S., Inc., and
              Liberty/Fox Sports Financing LLC          10.1(/15/)
    10.26     First Amended and Restated Agreement
              Regarding Ownership Interests, dated
              as of December 15, 1997, by and
              among Liberty Media Corporation,
              News America Holdings Incorporated,
              Fox Regional Sports Holdings, Inc.,
              LMC Newco U.S. Inc., and Liberty/Fox
              Sports Financing LLC                   10.1(b)(/16/)
    10.27     Operating Agreement of Fox/Liberty
              Networks, LLC (f/k/a Liberty/Fox
              U.S. Sports LLC), dated April 29,
              1996, by and among LMC Newco U.S.,
              Inc., Fox Regional Sports Holdings,
              Inc. and Liberty/Fox Sports
              Financing LLC                             10.4(/15/)
    10.28     First Amended and Restated Operating
              Agreement of Fox/Liberty Networks,
              LLC, dated December 15, 1997 by and
              among LMC Newco U.S., Inc., Fox
              Regional Sports Holdings, Inc. and
              Liberty/Fox Sports Financing LLC       10.4(b)(/16/)
    10.29     Form of Master Intercompany
              Agreement between the Company and
              The News Corporation Limited
    10.30(a)  Intercompany Note of Twentieth
              Century Fox Film Corporation to FEG
              Holdings, Inc.*
    10.30(b)  Intercompany Note of the Company to
              FEG Holdings, Inc.*
    10.31     Form of Tax Sharing Agreement
              between the Company and News
              Publishing Australia Limited

                                                                   PAGE NUMBER
                                                      EXHIBIT NO.       IN
                                                      IN DOCUMENT  SEQUENTIALLY
    EXHIBIT                                           INCORPORATED   NUMBERED
     NO.      DESCRIPTION                             BY REFERENCE   DOCUMENT
    -------   -----------                             ------------ ------------
    10.32     Amendment No. 7, dated as of June 8,
              1998, to the Revolving Credit
              Agreement dated as of May 19, 1993
              (as amended on August 9, 1993,
              September 14, 1993, May 12, 1994,
              March 30, 1995, February 29, 1996 and
              December 20, 1996) among News America
              Incorporated et al, several agents,
              managers and banks
    10.33     Amended and Restated Indenture, as
              amended and restated as of September
              30, 1994, between NWCG Holdings
              Corporation and Nationsbank of
              Georgia, National Association, as
              Trustee, with respect to the Senior
              Secured Discount Notes Due 1999          4.1A(/17/)
    21.1      List of Principal Subsidiaries of the
              Company
    23.1      Consent of Arthur Andersen LLP+
    23.2      Consent of Ernst & Young LLP+
    23.3      Consent of Squadron, Ellenoff,
              Plesent & Sheinfeld, LLP (to be con-
              tained in the Opinion filed as Ex-
              hibit 5.1)*
    24.1      Power of Attorney+
    27        Financial Data Schedule+

--------
 * To be filed by amendment.
 + Previously filed.
(1) Incorporated by reference to the Report on Form 6-K of The News Corporation Limited, dated January 28, 1993.
(2) Incorporated by reference to the Report on Form 6-K of The News Corporation Limited, dated April 26, 1993.
(3) Incorporated by reference to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-63604) and Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of the News America Holdings Incorporated (Registration No. 33-59688) filed with the Securities and Exchange Commission on May 28, 1993.
(4) Incorporated by reference to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-74574) filed with the Securities and Exchange Commission on January 28, 1994.
(5) Incorporated by reference to Amendment No. 1 to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-74574) filed with the Securities and Exchange Commission on February 4, 1994.
(6) Incorporated by reference to Amendment No. 1 to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-79334) filed with the Securities and Exchange Commission on June 14, 1994.
(7) Incorporated by reference to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-94868) filed with the Securities and Exchange Commission on July 24, 1995.
(8) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-62008) filed with the Securities and Exchange Commission on August 18, 1993.
(9) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-62008) and Post-Effective Amendment No. 2 to the Registration Statement on Form F-3 of News America Holdings Incorporated (Registration No. 33-81272) filed with the Securities and Exchange Commission on July 21, 1994.

(10) Incorporated by reference to the Registration Statement of The News Corporation Limited on Form F-3 (Registration No. 33-67008) filed with the Securities and Exchange Commission on May 4, 1993.
(11) Incorporated by reference to Amendment No. 1 to the Registration Statement of News America Holdings Incorporated on Form F-3 (Registration No. 33-98238) filed with the Securities and Exchange Commission on October 23, 1995.
(12) Incorporated by reference to the Registration Statement of News America Incorporated on Form F-4 (Registration No. 333-8744) filed with the Securities and Exchange Commission on May 12, 1998.
(13) Incorporated by reference to the Registration Statement on Form F-3 of The News Corporation Limited (Registration No. 333-6896) filed with the Securities and Exchange Commission on January 26, 1998.
(14) Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 of Fox Kids Worldwide, Inc. (Registration No. 333-12995) filed with the Securities and Exchange Commission on January 26, 1998.
(15) Incorporated by reference to the Registration Statement of Fox/Liberty Networks, LLC on Form S-4 (Registration No. 333-38689) filed with the Securities and Exchange Commission on October 24, 1997.
(16) Incorporated by reference to Amendment No. 2 to Registration Statement of Fox/Liberty Networks, LLC and FLN Finance, Inc. on Form S-4 (Registration No. 333-38689) filed with the Securities and Exchange Commission on December 18, 1997.
(17) Incorporated by reference to Amendment No. 1 to the Registration Statement of NWCG Holdings Corporation on Form S-1 (Registration No. 33-82274) filed with the Securities and Exchange Commission on October 18, 1994.